Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

 THE                         TO THE HOLDERS OF:
BANK OF                      Corporate Bond-Backed Certificates
  NEW                        Series 1998-ADM-1
 YORK                        Class A-1 Certificates
                             CUSIP NUMBER: 21987HAS4

In accordance with the Standard Terms, The Bank of New York, as trustee submits the following cash basis statement for the period ending:
December 17, 2007

INTEREST ACCOUNT
Balance as of          May 15, 2007                                                                               $0.00
      Schedule Income received on securities............................                                  $1,116,532.00
      Unscheduled Income received on securities.........................                                          $0.00
      Interest Received on sale of Securties............................                                          $0.00
LESS:
      Distribution to Class A-1 Holders.................................    $1,113,532.00
      Trustee Fees......................................................        $2,250.00
      Fees allocated for third party expenses...........................          $750.00
Balance as of          December 17, 2007                                         Subtotal                         $0.00

PRINCIPAL ACCOUNT
Balance as of          May 15, 2007                                                                               $0.00
      Scheduled Principal payment received on securities................                                  $1,166,149.00
      Principal received on sale of securities..........................                                          $0.00
LESS:
      Distribution to Class A-1 Holders.................................    $1,166,149.00
                                                                                 Subtotal                 $1,166,149.00
Balance as of          December 17, 2007                                          Balance                         $0.00

            UNDERLYING SECURITIES HELD AS OF:    December 17, 2007
                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company
                             CUSIP NUMBER: 039483AP7